Exhibit 99.1

QlikView | Press Release | QlikTech Added to Russell 2000 Index

QlikTech Added to Russell 2000 Index

RADNOR, Pennsylvania – October 1, 2010 – Qlik Technologies Inc. (“QlikTech”) (NASDAQ:QLIK), a provider of business intelligence software, today announced that it has been added to the Russell 2000® Index, effective as of October 1, 2010.

Membership in the Russell 2000, which remains in place for one year, includes automatic inclusion into the broader Russell 3000® Index as well as the appropriate growth and style indexes. Russell determines membership for its equity indexes primarily by objective, market capitalization rankings, and style attributes.

“We are very pleased to be part of the Russell 2000 Index following our initial public offering in July of 2010,” said Lars Björk, chief executive officer of QlikTech. “We believe our inclusion in this widely-referenced small cap index will help increase our visibility to a larger group of institutional investors and index funds.”

Russell indexes are widely used by investment managers and institutional investors for index funds and as benchmarks for both passive and active investment strategies. An industry-leading $3.9 trillion in assets currently are benchmarked to them.

About QlikTech
QlikTech’s powerful, accessible business intelligence solution enables organizations to make better and faster decisions. Its QlikView product delivers enterprise-class analytics and search with the simplicity and ease of use of office productivity software.  The in-memory associative search technology it pioneered makes calculations in real-time enabling business professionals to gain insight through intuitive data exploration. Unlike traditional business intelligence products, QlikView can deliver value in days or weeks rather than months, years, or not at all. It can be deployed on premise, in the cloud, or on a laptop or mobile device—from a single user to large global enterprises. QlikTech is headquartered in Radnor, Pennsylvania, with offices around the world and a network of over 1,100 partners to serve more than 15,000 customers in over 100 countries worldwide.

Safe Harbor for Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, statements regarding the value and effectiveness of QlikTech’s products, the introduction of product enhancements or additional products and QlikTech’s growth, expansion and market leadership, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause QlikTech’s results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “prediction,” “plan,” “expects,” “anticipates,” “believes,” “goal,” “estimate,” “potential,” “may”, “will,” “might,” “could,” and similar words. QlikTech intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: risks and uncertainties inherent in our business; our ability to attract new customers and retain existing customers; our ability to effectively sell, service and support our products; our ability to manage our international operations; our ability to compete effectively; our ability to develop and introduce new products and add-ons or enhancements to existing products; our ability to continue to promote and maintain our brand in a cost-effective manner; our ability to manage growth; our ability to attract and retain key personnel; the scope and validity of intellectual property rights applicable to our products; adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which we operate; and other risks more fully described in QlikTech’s publicly available filings with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent QlikTech’s views as of the date of this press release. QlikTech anticipates that subsequent events and developments will cause its views to change. QlikTech undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing QlikTech’s views as of any date subsequent to the date of this press release.

Investor Contact:
Staci Mortenson
ICR
IR@qliktech.com
+1 (484) 685-0578
Media Contact:
Maria Scurry
Qlik Technologies
Maria.Scurry@qliktech.com
+1 (508) 409-7939

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